UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2017

PERCEPTRON, INC.
(Exact name of registrant as specified in its charter)

Michigan	0-20206	38-2381442
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

47827 Halyard Drive, Plymouth, MI                      48170-2461

(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code                     (734) 414-6100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 25, 2017, the Fifth Amendment to the Perceptron, Inc. First Amended and Restated 2004 Stock Incentive Plan (the “2004 Stock Plan”) was approved on behalf of the Board of Directors, subject to shareholder approval, to (i) increase the total number of Common Stock available for grant under such plan by 500,000 shares, from 2,100,000 to 2,600,000 shares, (ii) eliminate the liberal recycling provision, (iii) provide that no dividends or dividend equivalents will be paid on stock options or stock appreciation rights and (iv) provide that cash dividends on restricted stock grants and performance share awards payable in restricted stock will be paid in cash or the amount or value thereof will be automatically reinvested in additional restricted stock, as determined by the Management Development Committee, and may vest and be paid only if and to the extent that the related restricted stock award becomes payable, as is currently the case for other awards granted under the 2004 Stock Plan. Such amendment is being submitted to shareholders for approval at the Annual Meeting of Shareholders to be held on November 9, 2017 at 9:00 a.m. at the Company’s headquarters, 47827 Halyard Drive, Plymouth, Michigan. The Board also approved the Fourth Amendment to the 2004 Stock Incentive Plan to clarify certain provisions of the plan. The amendments to the 2004 Stock Incentive Plan are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On September 25, 2017, the Management Development, Compensation and Stock Option Committee (the “Committee”) of the Board of Directors of Perceptron, Inc. (the “Company”) approved the Company’s Fiscal 2018 Executive Short Term and Long Term Incentive Plans (the “Plans”). Certain of the Company’s key executives, including the named executive officers, employed on or before December 31, 2017, are eligible to participate in the Plans. Written descriptions of the Plans have been filed as Exhibit 10.3 to this Current Report Form 8-K and are incorporated herein by reference.

Under the terms of the Fiscal 2018 Executive Long Term Incentive Plan (the “FY 2018 LTI Plan”), the Company will issue restricted stock units and performance share units under the 2004 Stock Plan to participants in the FY 2018 LTI Plan, including the named executive officers, with a grant date effective October 2, 2017. The restricted stock units and performance share units will be issued on the form of Restricted Stock Unit Award Agreement (Three Year Graded Vesting) for Team Members and the form of Performance Share Unit Award Agreement for Team Members (Three Year Performance Vesting) approved at that time and attached hereto as Exhibit 10.4 and 10.5.

On September 25, 2017, the Committee awarded Mr. Watza a non-qualified option to purchase 100,000 shares of the Company’s Common Stock, under the Company’s 2004 Stock Plan, with a grant date effective October 2, 2017. The option will be issued on the form of Non-Qualified Stock Option Agreement for Officers approved at that time and attached hereto as Exhibit 10.6. The option will become exercisable in three equal annual installments beginning October 2, 2018 at an exercise price equal to the fair market value of the Company’s Common Stock as of October 2, 2017.

Item 9.01. Financial Statements and Exhibits

D.	Exhibits.

Exhibit No.	Description

10.1	Fourth Amendment to Perceptron, Inc. First Amended and Restated 2004 Stock Incentive Plan dated as of September 25, 2017

10.2	Fifth Amendment to Perceptron, Inc. First Amended and Restated 2004 Stock Incentive Plan dated as of September 25, 2017

10.3	Written Descriptions of the Fiscal 2018 Executive Short Term Incentive Plan and Fiscal 2018 Executive Long Term Incentive Plan

10.4	Form of the Restricted Stock Unit Award Agreement (Three Year Graded Vesting) for Team Members under the Perceptron, Inc. First Amended and Restated 2004 Stock Incentive Plan

10.5	Form of the Performance Share Unit Award Agreement for Team Members (Three Year Performance Vesting) under the Perceptron, Inc. First Amended and Restated 2004 Stock Incentive Plan

10.6	Form of Non-Qualified Stock Option Agreement Terms – Officer under the Perceptron, Inc. First Amended and Restated 2004 Stock Incentive Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERCEPTRON, INC.

Date: September 29, 2017	/s/ David L. Watza
By: David L. Watza
Its: President, Chief Executive Officer and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

10.1	Fourth Amendment to Perceptron, Inc. First Amended and Restated 2004 Stock Incentive Plan dated as of September 25, 2017

10.2	Fifth Amendment to Perceptron, Inc. First Amended and Restated 2004 Stock Incentive Plan dated as of September 25, 2017

10.3	Written Descriptions of the Fiscal 2018 Executive Short Term Incentive Plan and Fiscal 2018 Executive Long Term Incentive Plan

10.4	Form of the Restricted Stock Unit Award Agreement (Three Year Graded Vesting) for Team Members under the Perceptron, Inc. First Amended and Restated 2004 Stock Incentive Plan

10.5	Form of the Performance Share Unit Award Agreement for Team Members (Three Year Performance Vesting) under the Perceptron, Inc. First Amended and Restated 2004 Stock Incentive Plan

10.6	Form of Non-Qualified Stock Option Agreement Terms – Officer under the Perceptron, Inc. First Amended and Restated 2004 Stock Incentive Plan

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